UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2006

                                   DTLL, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

         Minnesota                       0-30608                  41-1279182
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(State or other jurisdiction           (Commission              (IRS Employer
     of  incorporation)                File  Number)         Identification No.)

        628 Harbor View Lane, Petoskey, Michigan                 49770
        ----------------------------------------                 -----
        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (206) 339-9221

                                   ----------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant's certifying accountant

The Registrant has engaged Most & Company, LLP ("Mostco") (as of June 15, 2006) to serve as its independent public accounting firm. During the two years ended December 31, 2005 and through the date hereof, neither the Registrant nor anyone on its behalf consulted Mostco regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor has Mostco provided to the Registrant a written report or oral advice regarding such principles or audit opinion.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2006

                                        DTLL, Inc.


                                        By /s/ Dual Cooper
                                           -------------------------------------
                                           Dual Cooper, President